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                                                                    EXHIBIT 23.2





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 16, 2000 on the financial statements of Vista Energy Resources, Inc. included in this Form 10-K, into Prize Energy Corporation's previously filed Registration Statement Files Nos. 333-66929 and 333-66925.



                                                       /s/ ARTHUR ANDERSEN LLP


Dallas, Texas
March 30, 2000